EXHIBIT 32.1

CERTIFICATION FURNISHED PURSUANT TO

SECURITIES EXCHANGE ACT RULE 13a-14(b)
 OR RULE 15d-14(b) AND 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the Quarterly Report on Form 10-Q of the Tennessee Valley Authority (the “Company”) for the quarter ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tom D. Kilgore, President and Chief Executive Officer of the Company, certify, for the purposes of complying with Rule 13a-14(b), or Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                (1) the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Tom D. Kilgore
Tom D. Kilgore
President and Chief Executive Officer
February 12, 2008